UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant ___
Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
X	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

NEDAK ETHANOL, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
X	No fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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May 4, 2010

To the Members of NEDAK Ethanol, LLC:

The Annual Meeting of Members of our Company will be held on Wednesday June 16, 2010 at 1:00 p.m. C.D.T. at the Atkinson Commun ity Center, West Highway 20, Nebraska 68713.

A Notice of internet availability of proxy materials (including the Proxy Card, Proxy Statement, Notice of the 2010 Annual Members Meeting and the Company’s 2009 Annual Report (the “Proxy Materials”)) was mailed to the Members today, and the Proxy Materials have been posted on our website, www.nedakethanol.com.  We urge all Members to access the Proxy Materials, print the Proxy Card, fill it out and send it to us to count your votes for the 2010 Annual Members Meeting.  We will also be mailing Proxy Cards to all Members on or about May 14, 2010.  Members are entitled to vote at the Annual Meeting on the basis of their Membership Units owned on the “record date” as explained in the attached Proxy Statement.  If you attend the Annual Meeting in June, you may nevertheless revoke the proxy and vote in person even though you previously mailed the enclosed Proxy Card.

It is important that your Units be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and sign, date and return the Proxy Card at your earliest convenience.  I look forward to meeting you and with our Directors and Officers, reporting our activities and discussing the Company’s business.  I hope you will be present.

Very truly yours,

Everett Vogel
Chairman of the Board

NOTICE OF ANNUAL MEETING OF MEMBERS
TO BE HELD JUNE 16, 2010

To the Members of NEDAK Ethanol, LLC:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Members of NEDAK Ethanol, LLC, a Nebraska limited liability company (the “Company”), will be held Wednesday June 16, 2010 at 1:00 p.m. C.D.T. at the Atkinson Community Center, West Highway 20, Nebraska 68713, for the following purposes:

1.      To elect five Directors to serve until the 2013 Annual Members’ Meeting or until their respective successors shall be elected and qualified; and

2.      To transact such other business as may properly come before the meeting and any adjournment thereof.

Only Members holding Membership Units at the close of business on April 26, 2010, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

             By Order of the Board of Directors

             Timothy Borer, Secretary

Your Board of Directors desire that all Members be present in person or represented by proxy at the Annual Meeting.  Even if you plan to attend in person, please date, sign and return the Proxy Card available at www.nedakethanol.com at your earliest convenience so that your vote may be counted.  If you do attend the meeting in June, you may revoke your proxy and vote in person even though you mailed the Proxy Card.  The Proxy Card must be signed by each registered Member exactly as set forth on the Proxy Card.

PROXY STATEMENT

FOR ANNUAL MEETING OF MEMBERS
TO BE HELD JUNE 16, 2010

The Proxy Card members receive by mail and/or access on our website, www.nedakethanol.com, is solicited on behalf of the Board of Directors of NEDAK Ethanol, LLC (the “Company”) for use at the Annual Meeting of its Members (the “Annual Meeting”) to be held Wednesday June 16, 2010 at 1:00 p.m. C.D.T. at the Atkinson Community Center, West Highway 20, Nebraska 68713.  If the Proxy Card is executed and returned to the Company, it nevertheless may be revoked at any time before it is exercised either by written notice to the Secretary of the Company or by attending the Annual Meeting and voting in person.

The Company’s principal executive offices are located at 87590 Hillcrest Road, Atkinson, Nebraska, 68713.  This Proxy Statement, Notice of the Annual Meeting, the Proxy Card and the Company’s 2009 Annual Report are available on the Company’s website—www.nedakethanol.com—on or about May 3, 2010, and the Notice of Internet Availability of such materials will first be mailed to our security holders on or about May 4, 2010.

The cost of the solicitation of proxies will be borne by the Company.  In addition to the use of the mails, proxies may be solicited personally, or by telephone or facsimile, by the Company’s principal executive officer and certain members of the Board of Directors without additional compensation.  No solicitation is to be made by specially engaged employees or other paid solicitors.

VOTING, VOTING SECURITIES AND PRINCIPAL UNIT HOLDERS

General

Under the terms of the Company’s Third Amended and Restated Operating Agreement dated March 4, 2009 (the “Operating Agreement”), only Members holding Class A Preferred Units or Common Units (collectively referred to as “Units”) as of the close of business on April 26, 2010 (the “Record Date”), will be entitled to notice of, and to vote, either in person or by Proxy Card, at the Annual Meeting and all adjournments thereof.  At the close of business on April 26, 2010, there were a total of 5,233 Common Units and 185.4 Class A Preferred Units outstanding.

Each Unit, including both Class A Preferred Units and Common Units, outstanding on the Record Date entitles its owner to one vote on all matters.  With respect to the election of Directors, every Member voting at the election of Directors may cumulate such Member’s votes and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the Member’s Units are entitled, or distribute the Member’s votes on the same principle among as many candidates as the Member thinks fit, provided that votes cannot be cast for more than the five nominees named in this Proxy Statement.  Accordingly, the five Director nominees will be elected by a plurality of the Units voted.  The Company is soliciting discretionary authority to cumulatively vote, equally among all five Director nominees, all Members’ Units.  On all other matters, each Unit has one vote.

Your Units will be voted in accordance with the instructions you indicate when you submit your Proxy Card.  If you submit a Proxy Card, but do not indicate your voting instructions, your Units will be voted as follows:

●	FOR the election of the Director nominees listed in this Proxy Statement; and

●
At the discretion of the proxy holders in a manner that they consider being in the best interests of the Company, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting by Mail

By signing and returning the Proxy Card according to the instructions provided, you are enabling the individuals named on the Proxy Card, known as “proxies,” to vote your Units at the meeting in the manner you indicate.  We encourage you to sign and return the Proxy Card even if you plan to attend the meeting.  In this way your Units will be voted even if you are unable to attend the meeting.  If you attend the Annual Meeting in June, you may nevertheless revoke the proxy and vote in person even though you previously mailed the enclosed Proxy Card.

Voting in Person at the Meeting

If you plan to attend the Annual Meeting and vote in person, the Company will provide you with a ballot at the meeting.  If your Units are registered directly in your name, you are considered the Unit holder of record, and you have the right to vote in person at the meeting.  If your Units are held in the name of your broker or other nominee, you are considered the beneficial owner of Units held in your name.  In that case, and if you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote these Units.

Quorum

The presence of Members holding twenty-five percent (25%) of all Units in person or by proxy shall constitute a quorum for the transaction of business at the Annual Meeting.  Proxies representing a Member’s Units or ballots which are marked to “withhold authority” with respect to the election of the nominees for election as Directors will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting and for purposes of voting for the election of the Directors.  Because the Proxy Card states how the Units will be voted in the absence of instructions by the Member, executed proxies bearing no instructions by the Member will be counted as present for quorum purposes and for the purpose of voting for the election of the Directors.

Holdings of Management and Principal Shareholders

The table below indicates certain information as of April 26, 2010 regarding the Units owned of (i) each Director of the Company, including the nominees for election as Directors, (ii) each executive officer named in the Summary Compensation Table, and (iii) all executive officers and Directors of the Company as a group.

Under the terms of the Operating Agreement, matters affecting the Company that require the approval of the Company’s Members require the affirmative vote of Members holding a majority of the outstanding Units, unless a greater percentage is otherwise required under the Operating Agreement or by law.  As of April 26, 2010, there were 5,233Common Units and 185.4 Class A Preferred Units issued and outstanding.

The following table sets forth certain information as of April 26, 2010, with respect to the Unit ownership of: (i) each Director of the Company, and (ii) all officers and Directors of the Company as a group.  We are not aware of any person or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who owns greater than 5% or who beneficially own more than 5% of our Units.   Messrs. Borer and Fagerland serve in the capacity of executive officers.  Except as noted below, the persons listed below possess sole voting and investment power over their respective Units.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Units1	Percent of Class	Amount and Nature of Beneficial Ownership of Class A Preferred Units1	Percent of Class

Todd Shane	19 Units	0.36%	7.2 Units	3.9%
Gerald Winings	13 Units 2	0.25%	7.2 Units	3.9%
Paul Corkle	51 Units 2	0.97%	8 Units	3.9%
Kirk Shane	19 Units 2	0.36%	8 Units	4.3%
Paul Seger	36 Units	0.69%	10 Units	5.4%
Clayton Goeke	28 Units 2, 5	0.54%	10 Units	5.4%
Robin Olson	23 Units6	0.44%	9.5 Units	5.1%
Everett Vogel	24 Units	0.46%	8 Units	4.3%
Timothy Borer	9 Units	0.17%	2 Units	1.1%
Jeff Lieswald	19 Units	0.36%	10 Units	5.4%
Kenneth Osborne	31 Units 3	0.59%	7.2 Units	3.9%
Richard Bilstein	15 Units 2	0.29%	7.2 Units	3.9%
Jerome Fagerland	19 Units4	0.36%	7.2 Units	3.9%
Steve Dennis	89 Units	1.70%	0 Units	0.0%

All Officers and Directors as a Group (14 persons)	395 Units	7.55%	101.5 Units	54.8%
_____________________

1	Beneficial ownership is determined in accordance with Securities and Exchange Commission rules and means having or sharing voting and investment power with respect to the securities.
2	Investment and voting power is shared with respect to these Units through joint ownership with the Director’s spouse.
3	Investment and voting power is shared with respect to these Units as ownership is held in the name of the Director’s family trust, of which the Director and his wife are co-trustees.
4	Nineteen of Mr. Fagerland’s shares have been pledged as security for a loan.
5	Twenty-five of Mr. Goeke’s shares have been pledged as security for a loan.
6	Five of Mr. Olson’s shares have been pledged as security for a loan.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Operating Agreement provides for a classified Board of Directors with the Board divided into three classes whose terms expire at different times.  The Board presently has 14 Directors.  Five directors are to be elected at the Annual Meeting to serve until the 2013 Annual Meeting or until their respective successors shall be elected and qualified.

The persons named in the accompanying Proxy Card intend to vote such proxy for the election of the nominees named below as Directors of the Company (each of whom are current Directors of the Company) unless the Member indicates on the Proxy Card that the vote should be withheld or contrary directions are indicated.  If the Proxy Card is signed and returned without any direction given, the votes represented by the Proxy Card will be voted for the election of the five nominees cumulatively and equally among all five nominees.  The Board of Directors has no reason to doubt the availability of any of the nominees and each has indicated his willingness to serve if so elected.  If any or all of the nominees shall decline or is unable to serve, it is intended that, in the discretion of the Board of Directors, either the Operating Agreement will be amended to reduce the size of the Board or the proxies will vote for a substitute nominee designated by the Board of Directors.

Proxies may not be voted for more than the five Director nominees set forth below.  Because Members cumulatively vote for Directors, the five Director nominees receiving the highest number of votes cast will be elected at the Annual Meeting.

Nominees

The Board of Directors has adopted a definition of “Independent Director” based upon the rules applicable to companies listed on the Nasdaq Stock Market (though the Units do not trade on any such market), but the Board has modified that definition so as to not exclude from the definition of “independent director” the following: (i) those Directors who serve as officers or employees of the Company but who do so without receiving compensation for their services as either an employee or officer and (ii) those directors who sell corn grain to the Company or who purchase distillers grains from the company, if such purchase or sale is at the posted price or the price generally offered by the Company to a non-director grain producer or cattle feeder (the “Independence Standard”).  The Independence Standard is available on the Company’s website, at www.nedakethanol.com, and is attached to this Proxy Statement, at Appendix A.  The address for all Director nominees is 87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713.

All of the nominees listed below have been deemed “Independent Directors” by our Board of Directors, and are in contrast “Interested Directors.”

Information as of April 26, 2010 Regarding the Nominees for Directors
to be Elected in 2010 for Terms Ending in 2013

Name	Age	Present Term Expires	Business Experience
Paul Corkle	57	2010
Director of the Company since 2005; Farmer and rancher and owner of Corkle Insurance Agency since 1979.

The Company has determined that Mr. Corkle is qualified for service on the Board of Directors because of his experience owning a business and a farm based in the general locality of the Company.

Paul Seger	71	2010
Director of the Company since 2005; owner of Seger Farms since 1967; president of Seger Grain and Trucking from 1974 to 2008; president of Seger Funeral Homes from 1960 to 2004 and director from 1985 to 2004.

The Company has determined that Mr. Seger is qualified for service on the Board of Directors because of his experience in farming and managing businesses based in the general locality of the Company.

Kirk Shane1	52	2010
Director of the Company since 2005.  Owner of a farm and ranch which he has operated for 30 years.

The Company has determined that Mr. Shane is qualified to serve on the Board of Directors because of his experience in farming and ranching in the general locality of the Company.

Todd Shane1	47	2010
Director of the Company since 2005; farmer and rancher with HBK Land & Cattle Co. since 1985.

The Company has determined that Mr. Shane is qualified to serve on the Board of Directors because of his experience in farming and ranching in the general locality of the Company.

Gerald Winings2	68	2010
Director of the Company since 2005; manager of Atkinson Fertilizer, Inc. a blender and distributor of agricultural fertilizers for ten years.

The Company has determined that Mr. Winings is qualified to serve on the Board of Directors because of his experience in managing a business based in the locality of the Company.

___________________

1	Messrs. Kirk Shane and Todd Shane are brothers.
2	Messrs. Gerald Winings and Kenneth Osborne are brothers-in-law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER “ELECTION OF DIRECTORS—NOMINEES.”

Continuing Directors

Set forth below is information regarding the Directors of the Company.  All of the persons listed below with the exception of Jerome Fagerland, who is directly employed by the company as General Manager, meet the definition of “independent director” under the Independence Standard.  The address for all Directors is 87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713.

Information as of April 26, 2010 Regarding the Directors Who are Not Nominees For Election and Whose Terms Continue Beyond 2009
Name	Age	Present Term Expires	Business Experience
Jeff Lieswald1	48	2012
Director of the Company since 2005; Principal of Agland Electric Motor and has worked as an electrician for 22 years.

The Company has determined that Mr. Lieswald is qualified to serve on the Board of Directors because of his experience in owning and managing a business based in the locality of the Company.

Kenneth Osborne2	67	2012
Director since 2005; Mr. Osborne has been the President and Director of Osborne Construction, Inc. since 1966.

The Company has determined that Mr. Osborne is qualified to serve on the Board of Directors because of his experience in managing a business based in the locality of the Company and his experience in serving as a director for another company.

Steve Dennis	48	2012
Director of the Company since 2005; Owner and manager of O’Neill Grain Co., a grain elevator operation, for 18 years.

The Company has determined that Mr. Dennis is qualified to serve on the Board of Directors because of his experience in owning and managing a business that focused on the main commodity used by the Company.

Timothy Borer1	45	2012
Director of the Company since 2005; Secretary and Treasurer of the Company since 2003; Self-employed since 2006; Manager of Galyen Land and Cattle for 24 years prior to becoming self-employed.

The Company has determined that Mr. Borer is qualified to serve on the Board of Directors because of his experience in managing a company based in the general locality of the Company.

Richard Bilstein	63	2012
Director of the Company since 2005; Vice Chairman of the Company since 2006; Farm Manager of Don Oppliger Farms since 2008; Farm Manager of Seger Farms from 1971-2008.

The Company has determined that Mr. Bilstein is qualified to serve on the Board of Directors because of his experience in managing farms based in the general locality of the Company.

Jerome Fagerland	60	2011
Director of the Company since 2005; President of the Company since 2003; General Manager of the Company since 2006; President of Great Western Bank from 2002-2006; President and Chief Executive Officer of First Western Bank from 1991 to 2002.

The Company has determined that Mr. Fagerland is qualified to serve on the Board of Directors because of his experience in managing businesses based in the general locality of the Company.

Clayton Goeke	75	2011
Director of the Company since 2005; farmer and rancher for over the past 55 years.

The Company has determined that Mr. Goeke is qualified to serve on the Board of Directors because of his experience in farming and ranching in the locality of the Company.

Robin Olson	48	2011
Director of the Company since 2005; Director of Olson Industries, Inc., a manufacturer of airport light bases, irrigation systems, commercial trash containers, electric utility poles and other galvanized products, for 23 years; Principal of Alpha Galvanizing.

The Company has determined that Mr. Olson is qualified to serve on the Board of Directors because of his experience in owning and managing businesses based in the general in the locality of the Company.

Everett Vogel	56	2011
Director of the Company since 2005, Chairman and Vice President of the Company since 2006; President and Director of Stuart Fertilizer and Grain, Inc., a blender and distributor of agricultural fertilizers since 1985.

The Company has determined that Mr. Vogel is qualified to serve on the Board of Directors because of his experience in managing businesses based in the general locality of the Company.

__________________

1	Messrs. Jeff Lieswald and Timothy Borer are brothers-in-law.
2	Messrs. Gerald Winings and Kenneth Osborne are brothers-in-law.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

During Fiscal Year 2009, 16 meetings of the Board of Directors were held.  In addition, six meetings of the Audit Committee were held.  The Nominating Committee and the Corporate Governance/Compensation Committee were established by the Board in January 2007.  The Nominating Committee held three meetings during fiscal year 2009, and the Corporate Governance/Compensation Committee held one meeting during fiscal year 2009.  With the exception of Mr. Dennis, each of the Directors attended at least 75% of the aggregate meetings of the Board of Directors and the meetings held by the committees of the Board of Directors on which each Director served during fiscal year 2009.  The Company strongly encourages its Directors to attend all annual meetings, and all Director nominees attended the Company’s 2009 Annual Meeting.

Code of Ethics

On March 22, 2007, the Company’s Corporate Governance / Compensation Committee recommended to the full Board of Directors to adopt the Company’s Code of Ethics, which was attached as an exhibit to the Company’s Annual Report on Form 10-KSB filed April 1, 2008.  At the present time, in the event we amend our Code of Ethics or grant a waiver from its terms, we plan on disclosing the same through filings with the SEC, and not on our website.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act, whose members include Messrs. Bilstein and Seger, Co-Chairmen, Todd Shane and Timothy Borer, all of whom meet the Independence Standard.  The Audit Committee operates under a written charter which was approved by the Board of Directors and subsequently amended on May 16, 2007 and again on April 30, 2010, and which is attached to this Proxy Statement, as Appendix B.  The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the independent registered public accounting firm for audit and non-audit services; evaluates the independence of the independent registered public accounting firm and reviews with the independent registered public accounting firm the fee, scope and timing of audit and non-audit services.  The Audit Committee also is charged with monitoring the Company’s Code of Ethics and Related Party Policy.  The Board of Directors has determined that the Audit Committee does not have an audit committee financial expert as that term is defined in Item 407(d)(5)(ii) of Regulation S-K who is willing to serve in that capacity.  Because of the Company’s limited size and shareholder base, the Board of Directors does not believe that it is necessary to find a person meeting the definition of audit committee financial expert, who is also independent, and the Company has removed this requirement from the attached Audit Committee charter.

Corporate Governance / Compensation Committee

The Company’s Corporate Governance/Compensation Committee was formed by the Board of Directors on January 29, 2007.  Its Charter, attached to the Proxy Statement for the Company’s 2007 Annual Meeting (the “2007 Proxy Statement”), was adopted by the Board of Directors on January 29, 2007, and was subsequently modified by the Board of Directors on May 16, 2007.  The Corporate Governance / Compensation Committee’s Charter is available on the Company’s website-www.nedakethanol.com.  The Corporate Governance / Compensation Committee’s members are Everett Vogel, Richard Bilstein, Timothy Borer and Kenneth Osborne, all of whom meet the Independence Standard in 2009.

The Corporate Governance / Compensation Committee was appointed by the Board to (i) lead the Board in its annual review of the compensation provided to the Board and management, (ii) recommend corporate governance guidelines to the Board, (iii) review and discuss with management the Committee’s compensation discussion and analysis provided in its proxy statement, and (iv) provide any reports of the Committee regarding compensation which are required to be included in the Company’s proxy statements.  The Corporate Governance / Compensation Committee may delegate its functions to sub-committees if it deems such delegation appropriate.

Nominating Committee

The Nominating Committee was appointed by the Board of Directors to identify and recommend approval of all Director nominees to be elected at the annual Members’ meetings and to recommend to the Board of Directors nominees for each committee of the Board.  On January 29, 2007, the Board of Directors approved the Nominating Committee Charter, which was subsequently revised on May 16, 2007 and was attached to the 2007 Proxy Statement.  The Nominating Committee Charter is available on the Company’s website-www.nedakethanol.com.  The Nominating Committee consists of Timothy Borer, Todd Shane and Gerald Winings.  All of the members of the Nominating Committee meet the Independence Standard.

The Nominating Committee may seek input from other Directors or senior management in identifying candidates.  Members may propose nominees for Director by following the procedures set forth in the section of this Proxy Statement entitled “MEMBER PROPOSALS FOR 2011 ANNUAL MEETING.”

The qualifications used in evaluating Director candidates include but are not limited to: time commitments, attendance, business judgment, management, accounting, finance, industry knowledge, as well as, personal and professional ethics, integrity and values.  The Nominating Committee further reviews the qualifications of any candidate in the context of the current composition of the Board of Directors and the needs of the Company. The same identifying and evaluating procedures apply to all candidates for Director nomination, whether nominated by Members or by the Nominating Committee.  The Nominating Committee does not consider diversity when selecting nominees for the Board of Directors.  The Nominating Committee has approved all of the nominees for Director identified above under PROPOSAL 1.

Board Structure and Risk Oversight

The Chairman of the Company’s Board of Directors is Everett Vogel, who is a non-employee director, and has served as the Chairman since 2006.  The Company’s President and General Manager is Jerome Fagerland.  Mr. Fagerland has served as President of the Company since 2003 and as General Manager of the Company since 2006.  Although the Company does not have a policy mandating the separation of the roles of Chairman of the Board and President/General Manager, the Company’s Board of Directors reserves the right to determine the appropriate leadership structure for its Board of Directors on a case-by-case basis.  The Company’s Board of Directors believe that this separation remains appropriate as it allows the President/General Manager to focus on the day-to-day business matters, while the Chairman focuses on leading the Board of Directors in its responsibilities of acting in the best interests of the Company and its Members.  The Chairman of the Board is responsible for managing the business of the Board of Directors, including setting the agenda for Board of Directors meetings, facilitating communication among directors, presiding at meetings of the Board of Directors and Members, sitting as chair at executive sessions at each regularly scheduled Board of Directors’ meeting, and providing support and counsel to the President/General Manager.  The Company believes that this board leadership structure is appropriate in maximizing the effectiveness of its Board of Directors oversight and in providing perspective to its business that is independent from management.

The Company’s Board of Directors has an active role, as a whole and also at the committee level, in overseeing the Company’s management.  The Company’s Board regularly reviews information regarding its credit, liquidity and operations, as well as the risks associated with each.  The Company’s Corporate Governance / Compensation Committee is responsible for overseeing the management of risks relating to its executive compensation plans and arrangements.  The Company’s Audit Committee oversees management of financial risks, including internal controls.  The Company’s Nominating Committee manages risks associated with the independence of members of the Company’s Board of Directors.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the Company’s entire Board of Directors is regularly informed through committee reports about such risks.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, once the Units are registered under section 12 of the Exchange Act, officers and Directors of the Company and persons beneficially owning 10% or more of the Units (collectively, “reporting persons”) must file reports on Forms 3, 4 and 5 regarding changes in their holdings of the Company’s equity securities with the Securities and Exchange Commission (“SEC”).  During fiscal year 2009, each of the following persons filed one Section 16(a) report late: Jerome Fagerland, Clayton Goeke, Robin Olson Paul Seger and Gerald Winings, and Paul Corkle has filed two Section 16(a) reports late.  Based solely upon a review of copies of these reports sent to the Secretary of the Company and/or written representations from reporting persons that no additional Form 5 was required to be filed with respect to Fiscal Year 2009, the Company believes that all Forms 3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the SEC.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Committee

The Corporate Governance / Compensation Committee is responsible for, among other things, annually reviewing and approving the Company’s compensation policies, and operates under a Charter attached to the 2007 Proxy Statement.  The Charter provides that the Corporate Governance / Compensation Committee may form subcommittees and delegate its responsibilities to subcommittees where appropriate.  While the Company’s executive officers do not participate in determining or recommending the compensation for the executive officers, Mr. Vogel and Mr. Bilstein, as officers of the Board, and Mr. Borer, the Company’s principal financial officer, are members of the Committee and have participated in recommending the compensation payable to Directors for their service as such to the Board.  The Corporate Governance / Compensation Committee has not engaged consultants to assist it in these determinations, though its Charter provides that it may engage such consultants if it deems it appropriate.

Compensation of Directors and Officers

As of April 26, 2010, the Company had 35 paid employees.  The Company does not provide any of equity bonus, stock options, stock appreciation rights, non-equity incentive plans, non-qualified deferred compensation or pension benefits to its officers.  Further, the Company has no agreements with any officer, for their service as such, pertaining to change in control payments.  The Company does reimburse its officers for their expenses incurred relating to their service provided to us.

On April 13, 2007, the Corporate Governance / Compensation Committee recommended that the Board adopt a policy to compensate the Directors for their services as such (the “Policy”) in the following amounts: (i) $1,000.00 per month retainer, (ii) $500.00 per Board meeting attended, (iii) $250.00 per Committee meeting attended, and (iv) reimbursement of mileage at the current rate established by the Internal Revenue Service.  The amounts provided in (i) through (iii) began to accrue on August 1, 2007, but no amounts were payable until the Company was operational, and sales had commenced.  Additionally, all financial covenants to agreements with the Lenders must be satisfied before such payments will commence.  Pursuant to the authority granted to the Board in Section 6.1(b) of the Operating Agreement, the requisite number of Directors approved the Policy on April 13, 2007.  No payments have been made to any Director pursuant to the Policy as of December 31, 2009.  However, as of January 1, 2010, management recommended to the Board of Directors that the accrued payable for Director compensation not be allowed to continue to grow.  As a consequence to the Director’s ratification of this recommendation, the Company began making payment directly to the directors for all compensation specified payable for retainers and meeting attendance.

The Company entered into an Employment Agreement with Jerome Fagerland on October 30, 2007, under which Mr. Fagerland serves the Company in the position of President and General Manager (the “Employment Agreement”).  The term of the Employment Agreement is four years, may be extended for two additional two-year periods upon the parties’ consent, and may be terminated in a manner which is customary in such agreements.  We have agreed to compensate Mr. Fagerland as follows under the Employment Agreement: (i) a base annual salary of $130,000, with 5% annual increases, (ii) any fringe benefit programs the Company may have in effect from time to time, (iii) customary vacation, (iv) a vehicle allowance of $750 per month, and (v) annual bonuses, payable as determined by the Corporate Governance / Compensation Committee of the Board of Directors at the end of the calendar year, which equal 1% of our net profits (determined according to GAAP) on a quarterly basis, not to exceed 75% of base salary.

The table below summarizes the amounts paid to Mr. Fagerland under the Employment Agreement in fiscal year 2008 and 2009 and includes all forms of compensation payable.

SUMMARY COMPENSATION TABLE
	Annual Compensation
Name and Principal Position	Year	Salary	All Other Compensation	Total

Jerome Fagerland,	2008	$136,500	$15,825(1)	$152,325
General Manager	2009	$150,491	$15,589(2)	$166,080

 (1)  The amount disclosed in the table under All Other Compensation includes: (i) $9,000 for a vehicle allowance, and (ii) and $6,825 contributed to Mr. Fagerland’s 401(k) plan, all under the terms of the Employment Agreement in fiscal year 2008.

(2)  The amount disclosed in the table under All Other Compensation includes: (i) $9,000 for a vehicle allowance, and (ii) and $6,589 contributed to Mr. Fagerland’s 401(k) plan, all under the terms of the Employment Agreement in fiscal year 2009.

No payments were been made to any Director pursuant to the Policy as of December 31, 2009, but as of January 1, 2010, the Company began making payment directly to the directors for all compensation payable for retainers and meeting attendance.  Mr. Fagerland has agreed to not accept any compensation under the Policy with respect to Committee meetings.  The table below indicates compensation earned—but not yet paid—by our Directors in fiscal years 2007, 2008 and 2009under the Policy.

DIRECTOR COMPENSATION

Name	Fees Earned 2007 (1)	Fees Earned 2008 (1)	Fees Earned 2009 (1)	Total (1)

Jeff Lieswald	$10,000	$18,000	$18,250	$46,250
Todd Shane	$10,250	$20,750	$20,750	$51,750
Kirk Shane	$7,750	$19,500	$20,000	$47,250
Gerald Winings	$7,000	$18,000	$17,000	$42,000
Everett Vogel	$9,250	$23,750	$28,500	$61,500
Paul Seger	$9,000	$20,500	$20,000	$49,500
Kenneth Osborne	$9,000	$19,000	$18,500	$46,500
Robin Olson	$10,000	$20,750	$20,500	$51,250
Clayton Goeke	$7,500	$18,000	$18,250	$43,750
Jerome Fagerland	$7,500	$18,000	$18,000	$43,500
Steve Dennis	$9,500	$21,750	$19,000	$50,250
Paul Corkle	$9,250	$19,750	$19,250	$48,250
Timothy Borer	$10,250	$28,500	$31,250	$70,000
Richard Bilstein	$12,500	$29,000	$31,250	$72,750

(1)  As discussed above, all of these amounts have been earned under the Policy, but were not payable until construction of the ethanol plant was finalized, and we commenced operations and sales of ethanol.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INFORMATION

Independent Registered Public Accounting Firm Fees and Services

During and in connection with its 2009 fiscal year, the Company engaged McGladrey & Pullen, LLP (“McGladrey”) as the Company’s independent registered public accounting firm.  During and in connection with its 2008 fiscal year, the Company engaged Boulay, Heutmaker, Zibell & Co. P.L.L.P. (“Boulay”) as the Company’s independent registered public accounting firm.  On June 24, 2009, by direction of the NEDAK Audit Committee, the Company dismissed Boulay as its auditors and engaged McGladrey.  At no point in the past two years, have either Boulay or McGladrey issued an adverse opinion or disclaimer of opinion, or was their opinion qualified or modified as to uncertainty, audit scope or accounting principles.  The decision to change accountants was approved by the Audit Committee and recommended by them to the full Board of Directors.  The full board approved the action.  Prior to Boulay’s dismissal, there were no disagreements with Boulay on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Boulay, would have caused Boulay to make reference to the subject matter of the disagreements in connection with its reports.  The Company requested that Boulay furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of that letter was filed as Exhibit 16.1 to the Company’s Form 8-K filed on June 29, 2009.
The fees billed by McGladrey and Boulay to the Company for the fiscal years ended December 31, 2009 and 2008 are as follows:

Category	Year	McGladrey	Boulay
Audit Fees (1)	2009	$126,000	$48,436
	2008	$0	$197,363
Audit-Related Fees	2009	$0	$0
	2008	$0	$0
Tax Fees	2009	$0	$0
	2008	$0	$0
All Other Fees(2)	2009	$24,000	$0
	2008	$0	$0

(1)
The audit fees were incurred for the audit of the Company’s annual financial statements included within its annual report on Form 10-K, the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, as well as services in connection with other statutory and regulatory filings or engagements for the fiscal years ended December 31, 2009 and 2008.

(2)	The other fees were incurred for an agreed-upon procedures engagement over contract lien waivers.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.  One hundred percent (100%) of all audit services were pre-approved by our Audit Committee.

Audit Committee Report

Management is responsible for the Company’s internal controls and the financial reporting process.  The independent registered public accounting firm responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In this regard, the Audit Committee has reviewed and discussed the audited financial statements for Fiscal Year 2009 with management and discussed other matters related to the audit with the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  The Audit Committee met with the independent registered public accounting firm, with and without management present, and discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).  The independent auditors also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding McGladrey & Pullen, LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence.

The Audit Committee has considered whether McGladrey has maintained its independence during Fiscal Year 2009.  Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Company’s Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC.

                AUDIT COMMITTEE:
                Richard Bilstein, Co-Chair
                Paul Seger, Co-Chair
                Todd Shane
                Timothy Borer

Appointment of Independent Registered Public Accounting Firm

Our Audit Committee, pursuant to its Charter, has appointed McGladrey as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for our 2010 fiscal year.  The Company does not expect that representatives of McGladrey will attend the 2010 Annual Members’ Meeting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In March, 2009 our directors purchased the Class A Preferred Units indicated under the caption titled “Voting, Voting Securities and Principal Unit Holders” under the column titled “Amount and Nature of Beneficial Ownership of Class A Preferred Units.”

Each of our current Directors (in addition to one former Director) loaned us $1,000 in 2004, which loans bear interest at five percent per annum, and the total principal and interest is payable in April, 2009.  The terms of the notes have been extended for an additional three years as of April 2009, with the total principal and interest payable in April 2012.

During the Company’s fiscal year ended on December 31, 2009, the Company purchased grains from certain directors and officers and certain directors and offices purchased distillers grains from the Company.  The chart below indicates the amount of grains purchased by the Company from directors and officers and the amount of distillers grains purchased by directors and officers from the Company.

Name	Distillers Grains Purchased from the Company	Grains Sold to Company
Richard Bilstein	-	$13,973
Timothy Borer	-	$255,501
Paul Corkle	-	$52,866
Steve Dennis	$522,583	$2,062,207
Jerome Fagerland	-	-
Clayton Goeke	$51,007	$148,776
Jeff Lieswald	-	-
Robin Olson	-	$330,916
Kenneth Osborne	-	-
Paul Seger	$50,449	$1,022,357
Kirk Shane	-	$834,568
Todd Shane	-	$11,030
Everett Vogel	-	$100,914
Gerald Winings	-	-

The information contained in the “Compensation of Directors and Executive Officers” is incorporated herein by reference.

Conflicts of interest may arise as a result of the relationships between and among our Members, officers, Directors and their affiliates, although our officers and Directors have fiduciary duties to us. We do not have a committee of Directors independent of our promoters or Members or an otherwise disinterested body to consider transactions or arrangements that result from conflicts of interest. Our Operating Agreement permits the Company to enter into agreements with Directors, officers, Members and their affiliates, provided that, in the case of transactions with Directors, if a Director with an interest in the transaction votes on such matter, that the nature of such interest is disclosed.  Our Board has adopted a Related Party Policy (the “Related Party Policy”), a copy of which is attached hereto as Appendix C, which applies to any transaction or arrangement having an aggregate value of $120,000 or more (a “Related Party Transaction”) between the Company and any of the following persons (each a “Related Person”):

●	Any person who is or was an executive officer, director or nominee of the Company since the beginning of the Company’s last fiscal year;
●	Any person or group beneficially owning more than 5% of the Company’s Units;
●	Any immediate family member of any of the foregoing; and
●	Any company in which any of the foregoing persons is employed or is a partner or principal, or in which such person has a 10% beneficial interest.

The Related Party Policy provides that the Company’s Corporate Governance / Compensation Committee must pre-approve any Related Party Transaction.  If pre-approval is not possible, the Related Party Policy provides that either the Audit Committee or the entire Board of Directors must ratify the Related Party Transaction at its next regularly scheduled meeting.  When determining whether to approve or ratify a Related Party Transaction, the applicable Committee or the Board will consider factors including the Related Party’s interest in the transaction, the availability (if at all) of alternate sources of comparable products or services, whether the terms of the transaction are no less favorable than the terms generally available in unaffiliated transactions under similar circumstances, the benefits to the Company, and the value of the transaction.  If a Director is a Related Party, the Related Party Policy provides that such Director may not participate in the Committee or Board discussions regarding the Related Party Transaction.

The Related Party Policy also provides that the following transactions are not considered Related Party Transactions:

●	Any compensation paid to a Director if such compensation is pursuant to the Board-approved standard compensation arrangements for Directors;
●	Any transaction with another company at which a Related Party’s only relationship is as director and/or beneficial owner of less than a 10% equity interest of that company’s shares;
●
Any transaction involving a Related Party where the rates or charges involved are determined by competitive bids, or any transaction with a Related Party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

●	Any transaction with a Related Party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;
●
Any transaction in which the Related Party’s interest arises solely from the ownership of the Company’s equity securities and all holders of the Company’s equity securities received the same benefit on a pro rata basis (e.g. distributions);

●	Transactions available to Company employees generally; and
●
Any transaction involving purchases of grain and sales of distillers grains by the Company from or to a Director if such purchase or sale is at the posted price or the price generally offered by the Company to non-Director grain producers and cattle feeders.

Our Board may modify the Related Party Policy.  We do engage in numerous transactions with our Directors, Members or their affiliates with respect to the purchase of corn and the sale of distiller’s grains, although such transactions must comply with the Related Party Policy, and prices are determined by the market at arm’s length.  We believe that excluding our Directors and affiliates from such transactions would place unnecessary limits on our procurement and sales.

The Company applies the Independence Standard to determine whether directors are independent.  Jerome Fagerland is not considered “independent” under the Independence Standard. Todd and Kirk Shane, Everett Vogel, Timothy Borer, Gerald Winings, Paul Corkle, Paul Seger, Clayton Goeke, Robin Olson, Steve Dennis, Jeff Lieswald, Kenneth Osbornse and Richard Bilstein all meet the definition of “independent director” adopted by the Board of Directors.

MEMBER PROPOSALS FOR 2011 ANNUAL MEETING

Under the rules of the SEC, any Member proposal to be considered by the Company for inclusion in the proxy material for the 2011 Annual Members’ Meeting—which we presently plan to hold in June 2011, must be received by the Secretary of the Company, 87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713, at a reasonable time prior to when the Company mails the proxy materials for the meeting.  Accordingly, we determined that Members must submit proposals to the Company by January 4, 2011.  The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the annual meeting unless certain securities laws requirements are met.  Proposals submitted later than January 4, 2011 will be considered untimely and will not be included in the Company’s proxy statement for the 2011 Annual Members’ Meeting.

In addition, the Operating Agreement provides that Members entitled to vote at a meeting may nominate a Director candidate.  Normally, Members so wishing to nominate a candidate must provide notice to the Company no later than 120 days prior to the date which is the one-year anniversary of the date on which the Company mailed the proxy materials for its annual meeting in the prior year. Accordingly, Members wishing to nominate a person for election as Director at the 2011 annual Members’ meeting must provide the following information to the Company by January 4, 2011: (i) the name and address of the Member who intends to make the nomination; (ii) a representation that the Member is a holder of record of Units entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (iii) the name, age, address and principal occupation/employment of each nominee; (iv) a description of all arrangements or understandings between the Member and each nominee and any other person(s) pursuant to which such nominations are to be made; (v) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; (vi) the consent of each nominee to serve as a Director if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate for the Director’s seat to be filled.  The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director.  The presiding Officer of the annual meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if so determined, the defective nomination shall be disregarded.  A copy of the Company’s Operating Agreement will be furnished to Members without charge upon written request to the Secretary of the Company.

MEMBER COMMUNICATION

Pursuant to policy adopted by the Board of Directors on May 16, 2007, any Member wishing to communicate with any of the Company’s Directors regarding matters related to the Company may send correspondence to the Director in care of Secretary, NEDAK Ethanol, LLC, 87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713. The Chairman of the Corporate Governance / Compensation Committee will review and determine the appropriate response to questions from Members, including whether to forward communications to individual Directors.  The independent members of the Board of Directors review and approve the Member’s communication process periodically to ensure effective communication with the Members.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the 2010 Annual Meeting.  If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting.

PERIODIC REPORTS

The Company’s financial statements and related financial information required to be provided to Members in connection with this Proxy Statement are contained in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2009 (the “Annual Report”), which was filed with the SEC on April 5, 2009.  The Annual Report accompanies the Company’s Fiscal Year 2009 Annual Report, as well as this Proxy Statement, and is available on the Company’s web site at www.nedakethanol.com, but these documents are not deemed to be a part of the proxy soliciting material.  Members may request paper copies of the Annual Report itself, this Proxy Statement and the Proxy Card by sending an e-mail to Lisa Fix at lfix@nedakethanol.com, calling (877) 959-5570, or by making a request at www.nedakethanol.com.  Members may make a request for all future meetings or only for the 2010 Annual Members Meeting.  A copy of the exhibits to the Annual Report will be mailed to Members for a fee of $15 for each document upon request to NEDAK Ethanol, LLC, 87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713, or by calling (877) 959-5570.  Such requests must set forth a good faith representation that the requesting party was either a holder of record or a beneficial owner of Membership Units of the Company on April 26, 2010.

RETURN OF PROXY CARD

The Notice of the Annual Meeting was mailed to all members of record on May 4, 2010 and the Proxy Card will be separately mailed on or about May 14, 2009.  All members are encouraged to Date, Sign and return the Proxy Card at your earliest convenience in the postage paid envelop which accompanies that mailing.

Alternatively, the Proxy Card is available at www.nedakethanol.com.  Any member of record may print out the Proxy Card and submit that as authorization to vote by proxy at the 2010 Annual Meeting of NEDAK Ethanol, LLC.  You do not need to provide any personal information to print off a Proxy Card - you will only need to confirm your Membership Unit ownership on the Proxy Card in order for your vote to be counted.  You may return the signed and dated Proxy Card in an adequate envelope addressed to NEDAK Ethanol, LLC, 87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713, at your earliest convenience.

Prompt submission of your Proxy Card to the Company will be appreciated as it will save the expense of further mailings and telephone solicitations.

By Order of the Board of Directors
Timothy Borer,
Secretary
Atkinson, Nebraska
May 4, 2010

NEDAK Ethanol, LLC
Proxy Solicited on Behalf of the Board of Directors
for Annual Meeting of Members
June 16, 2010

Member Name and Number of Units Held:

The undersigned hereby appoints Jerome Fagerland and Everett Vogel and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the Membership Units of NEDAK ETHANOL, LLC (the “Company”) held of record by the undersigned on April 26, 2010, at the Annual Meeting of Members of the Company to be held on June 16, 2010 and any adjournment(s) thereof.

The proxy when properly executed will be voted as directed by the undersigned Member.  If Directors are not indicated, the proxy will be voted to elect the nominees described in Item 1 of the Company’s Proxy Statement.  The proxies, in their discretion, are further authorized to vote in their discretion (a) on matters which the Board of Directors did not know would be presented at the Annual Meeting; (b) for any substitute nominees as the proxies may select if any nominee named below is unable to serve; and (c) on other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.

Members have the right to vote cumulatively in the election of directors and at the Members’ Meeting, the proxies intend to vote cumulatively and to allocate votes among the director nominees listed below, unless authority to vote for any nominee is withheld.

(continued, and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Please Mark Here for ☐ Address Change or Comments SEE REVERSE SIDE

1. To elect five Directors to serve until the 2013 Annual Meeting of Members or until their respective successors shall be elected and qualified:

Director Nominees: 01 Paul Corklle 02 Paul Seger 03 Kirk Shane 04 Todd Shane 05 Gerald Winnings	FOR all nominees ☐	WITHHOLD Authority for all nominees ☐

If no specification is made, the votes represented by this proxy will be cast FOR the election of the nominees listed above. This proxy vests discretionary authority to cumulate votes for directors.

2. To transact such other business that may properly come before the meeting and any adjournment thereof.

(INSTRUCTIONS: To withhold authority for any individual nominee, write that nominee’s name on the space provided below.)

PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.
Signature ______________________________	Signature _____________________________	Date _______________

Please sign your name exactly as it appears hereon.  If signing for estates, trusts, corporations or partnerships, title or capacity should be stated.  If Units are held jointly, each holder should sign.

Appendix A
Independence Standard

    “Independent director” means a person other than a compensated executive officer or employee of the company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons shall not be considered independent:

A	a director who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company and compensated for such service;

B
a director who accepted or who has a Family Member who accepted any compensation from the company in excess of $60,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

i.
purchases of grain and sales of distillers grains by the company from or to a director if such purchase or sale is at the posted price or the price generally offered by the company to non-director grain producers and cattle feeders;

ii.	compensation for board or board committee service;

iii.	compensation paid to a Family Member who is an employee (other than an executive officer) of the company ; or

iv.	benefits under a tax-qualified retirement plan, or non-discretionary compensation.

C	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;

D
a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

i.
purchases of grain and sales of distillers grains by the company from or to a director if such purchase or sale is at the posted price or the price generally offered by the company to non-director grain producers and cattle feeders;

ii.	payments arising solely from investments in the company’s securities; or

iii.	payments under non-discretionary charitable contribution matching programs.

E
a director of the issuer who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the issuer serve on the compensation committee of such other entity; or

F
a director who is, or has a Family Member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

As adopted by the
Board of Directors of NEDAK Ethanol, LLC
on April 30, 2010

Appendix B
NEDAK ETHANOL, LLC

AUDIT COMMITTEE CHARTER

I.   ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee.  The Audit Committee shall consist of three or more directors, as determined by the Board of Directors, each of whom shall not be a compensated officer or employee of NEDAK Ethanol, LLC (the “Company”) or any of its affiliates, and shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment as an Audit Committee member.

All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

The members of the Audit Committee shall be elected by the Board of Directors at the annual meeting of the Board of Directors to serve a term of one year or until their successors shall be duly elected and qualified.  The Board of Directors will appoint a Chair to preside at the Audit Committee meetings and schedule meetings as appropriate.  The Board of Directors shall make the determination as to (a) the independence of each member of the Audit Committee; and (b) which member(s) of the Audit Committee qualify as an “audit committee financial expert.”

A.           Definition of Independence

The following persons are not considered independent1:

(1)	a director who is employed (and compensated for such employment) by the Company or any of its affiliates for the current year or any of the past three years;

(2)	a director who, directly or indirectly, accepts any consulting, advisory or other compensatory fee from the Company or any of its affiliates, other than compensation for board or committee service;

(3)
a director who accepted or who has a Family Member2 who accepted any compensation from the Company in excess of $60,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than (i) purchases of grain and sales of distillers grains by the Company from or to a director if such purchase or sale is at the posted price or the price generally offered by the Company to non-director grain producers and cattle feeders, (ii) compensation for board or committee service, (iii) compensation paid to a Family Member who is an employee (other than as an executive officer) of the Company, or (iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(4)	a director who is any Family Member of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

(5)
a director who is, or has  Family Member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities or under non-discretionary charitable contribution matching programs) for property or services that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three fiscal years, other than (i) purchases of grain and sales of distillers grains by the Company from or to a director if such purchase or sale is at the posted price or the price generally offered by the Company to non-director grain producers and cattle

1 See NASDAQ Rule 4200(a)(15) and Rule 10A-3(b)(1) adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2 “Family Member” is defined by NASDAQ Rule 4200(a)(14) as “a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.”

feeders, (ii) payments arising solely from investments in the Company’s securities, or (iii) payments under non-discretionary charitable contribution matching programs;

(6)
a director who is, or has a Family Member who is, employed as an executive of another entity where at any time during the past three years any of the Company’s executive officers serve on that entity’s compensation committee;

(7)
a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years;

(8)	a director who has participated in the preparation of the financial statements of the Company or an affiliate at any time during the previous three years.3

(9)	a director who directly or indirectly beneficially owns more than 10% of any class of the Company’s Membership Interests; or

(10)
a director who is an employee, an executive officer, a general partner or a managing member of a company which directly or indirectly Controls4 the Company, is Controlled by the Company, or is under common Control with the Company.

B.           Definition of “Audit Committee Financial Expert”5

An “audit committee financial expert” is a person who has, through (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions; (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (iv) other relevant experience that results, in the judgment of the Company’s Board of Directors, in the person’s having similar expertise and experience, the following attributes:

(1)	An understanding of generally accepted accounting principles and financial statements;
(2)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;
(3)
Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(4)	An understanding of internal control over financial reporting; and
(5)	An understanding of audit committee functions.

II.   PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors has established; and the Company’s auditing, accounting and financial reporting processes generally.  Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster compliance with, the Company’s policies, procedures and practices at all levels.  The Audit Committee’s primary duties and responsibilities are as follows:

1.	To serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

3 See NASDAQ Rule 4350(d)(2)(A).

4 “Control” means the ability to control the management or policies of a person.  “Control” is presumed if the person directly or indirectly beneficially owns more than 10% of the other person’s securities.

5 See Item 407(d)(5)(ii) of Regulation S-K adopted under the Exchange Act.

2.	To review and appraise the audit efforts of the Company’s independent auditors and management of the Company.

3.	To provide an open avenue of communication among the independent auditors, financial and senior management, employees and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

III.   MEETINGS

The Audit Committee shall meet regularly as determined by the members of the Audit Committee or as directed by the Board of Directors.  The Chair of the Audit Committee shall prepare or approve an agenda in advance of each meeting. The President, Chief Financial Officer, outside legal counsel, and a representative from the independent auditors may be invited to all meetings.  Other management may be invited as necessary.  Non-committee members may be excused from attendance at any meeting or portion of any meeting by the Chair.

As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matter that the Audit Committee or each of these groups believes should be discussed privately.  In addition, the Audit Committee or its Chair should meet with the independent auditors and management quarterly to review the Company’s financial statements and significant findings based upon the auditor’s limited review procedures.

IV.   AUTHORITY AND RESPONSIBILITIES

The Audit Committee shall be solely responsible6 for the retention, compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.  The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.7  The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee, and for any ordinary administrative expenses necessary for the Audit Committee to carry out.

The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the Company’s Members.  The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select the independent auditors and the Audit Committee has the ultimate responsibility to evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for Member approval in any proxy statement).8

To fulfill its duties and responsibilities the Audit Committee shall:

6 See Rule 10A-3(b)(2) adopted under the Exchange Act.

7 See Rule 10A-3(b)(4) & (5) adopted under the Exchange Act.

8 See id.

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval.9

2.	Review the Company’s audited financial statements prior to the release of year-end earnings and/or the Company’s financial statement and prior to filing the Company’s Annual Report.

3.	Review the Company’s quarterly financial results prior to the release of quarterly earnings and/or the Company’s financial statements.

4.
Review, as appropriate, any other material financial information submitted to any governmental or public body, including any certification, report, opinion, or review rendered by the independent auditors.

Independent Auditors

1.
Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.  Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors.  The Audit Committee shall present its conclusions to the Board.10

2.	Pre-approve any non-audit services that are permitted under the Exchange Act and Securities and Exchange Commission (“SEC”) rules.11

3.
Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

4.
Actively engage in dialogue with the independent auditors and legal counsel with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

5.	Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditors.

6.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.12

7.	Approve, where appropriate, fees and other significant compensation to be paid to the independent auditors.

8.
Meet with the independent auditors to review the scope of the proposed audit for the current year, the audit procedures to be utilized, the location, reliance on management, and staffing for the audit.

9 See NASDAQ Rule 4350(d)(1).

10 See §10A(k) of the Exchange Act and Rule 10a-3(b)(2) adopted under the Exchange Act (requiring the independent auditor to prepare such reports).

11 See §10A(h) of the Exchange Act.

12 See NASDAQ Rule 4200(a)(15).

9.	Following each audit by the independent auditors, obtain from the independent auditors assurance that Section 10A of the Exchange Act has not been implicated.

10.
In connection with the Company’s year-end financials, discuss with financial management and the independent auditors significant issues regarding accounting principles, practices and judgments and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61.

11.
In connection with the Company’s interim financials, discuss with financial management and independent auditors any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 100.  The Chair of the Audit Committee may represent the entire Audit Committee for purposes of the quarterly review and communication.

12.	Consider and approve, if appropriate, significant changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

13.
Ensure the rotation of the audit partners as required by law.  Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.13

Improvement Process

Meet periodically with management to review the Company’s major financial risk exposure and the steps management has taken to monitor and control such exposures.

Proxy Statement

1.	Approve the report of the Audit Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

2.	Oversee the publication of this Charter, following amendment, and, in any event, at least every three years, in the Company’s annual proxy statement in accordance with SEC regulations.

Ethical Compliance

Establish, review and update periodically the Company’s Code of Ethics,14 its Trading Policy and its Related Party Policy (collectively, the “Policies”).  The effectiveness of Policies shall be reviewed annually by the Audit Committee, with a report thereafter by the Audit Committee to the Board of Directors.  The report shall include any recommendations for proposed changes to the Policies which the Audit Committee believes are reasonably necessary to ensure high ethical conduct by the Company’s chief executive and senior financial officers and to prevent fraudulent, deceptive, misleading or manipulative acts by “Access Persons” as that term is defined in the Trading Policy.

Procedures for Handling Complaints15

13 See §10A(j) of the Exchange Act (requiring rotation of certain audit partners on a five-year basis in order to continue to provide audit services for a registrant).

14 Under SEC rules, the Company is required to disclose whether it has a Code of Ethics applicable to the chief executive and senior financial officers; if the Company has not adopted such Code of Ethics, it must disclose why it has not done so. See Item 406(a) of Regulation S-K adopted under the Exchange Act.

15 This section addresses the “whistleblower” requirements of Sarbanes-Oxley and Rule 10A-3(b)(3) adopted under the Exchange Act.

Establish procedures for the receipt, retention and treatment of (a) complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Miscellaneous

1.
Review with the Company’s general counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies related to financial matters and any material reports or inquiries related to financial matters that are received from regulators or governmental agencies.

2.
The Audit Committee is authorized to review, from time to time, in the Committee’s discretion, electronic data processing procedures and controls, policies and procedures regarding expenses and use of corporate assets.

3.	Periodically conduct a self-assessment of the Audit Committee’s performance.

4.	Perform any other activities consistent with this Charter, the Company’s Operating Agreement and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

V.   LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.   These are the responsibilities of management and the independent auditors.  Nor is it the duty of the Audit Committee to assure compliance with laws and regulations or the Policies.

As originally adopted by
the Board of Directors of NEDAK Ethanol, LLC
on January 29, 2007

As subsequently modified by
the Board of Directors of NEDAK Ethanol, LLC
on March 22, 2007

As subsequently modified by
the Board of Directors of NEDAK Ethanol, LLC
on April 30, 2010

Appendix C

NEDAK ETHANOL, LLC

RELATED PARTY POLICY

The Board of Directors of NEDAK Ethanol, LLC (the “Company”) hereby establishes the following Policy that must be followed prior to any transaction, arrangement, or relationship or series of similar transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, with a Related Party (defined below) where the aggregate amount involved is expected to exceed $120,000 in any calendar year.  (“Related Party Transactions”):

1.
The Corporate Governance / Compensation Committee of the Board of Directors must review the material facts of any Related Party Transaction and approve such transaction.  If advanced approval is not feasible, then the Audit Committee or the full Board must ratify the Related Party Transaction at its next regularly scheduled meeting or the transaction must be rescinded.  In making its determination to approve or ratify, the Committee should consider such factors as (i) the extent of the Related Party’s interest in the Related Party Transaction, (ii) if applicable, the availability of other sources of comparable products or services, (iii) whether the terms of the Related Party Transaction are no less favorable than terms generally available in unaffiliated transactions under like circumstances, (iv) the benefit to the Company, and (v) the aggregate value of the Related Party Transaction.

2.	For purposes of this Policy and Procedure, “Related Party” means:

a.	Any person who is or was an executive officer, director or nominee for election as a director (since the beginning of the last fiscal year); or

b.	Any person or group who is a greater than 5% beneficial owner of the Company’s voting securities;

c.
Any immediate family member of any of the foregoing, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and anyone residing in such person's home (other than a tenant or employee); or

d.
Any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 10% beneficial ownership interest.

3.
The Company’s staff shall collect and maintain a master list of all Related Parties and distribute that list to appropriate officers and employees so that such officers and employees may identify and bring forward any proposed Related Party Transactions.

4.
No director of the Company may engage in any Board or Committee discussion or approval of any Related Party Transaction in which he or she is a Related Party; provided however, that such director must provide to the Committee or Board all material information reasonably requested concerning the Related Party Transaction.

5.	All ongoing Related Party Transactions must be reviewed and approved annually by the Corporate Governance / Compensation Committee.

6.	The following transactions are exempt from the definition of Related Party Transactions and are hereby deemed pre-approved (“Pre-Approved Transactions”):

a.	Any compensation paid to a director if such compensation is pursuant to the Board-approved standard compensation arrangements for directors;

b.	Any transaction with another company at which a Related Party’s only relationship is as director and/or beneficial owner of less than a 10% equity interest of that company’s shares;

c.
Any transaction involving a Related Party where the rates or charges involved are determined by competitive bids, or any transaction with a Related Party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

d.	Any transaction with a Related Party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

e.
Any transaction in which the Related Party’s interest arises solely from the ownership of the Company’s equity securities and all holders of the Company’s equity securities received the same benefit on a pro rata basis (e.g. distributions);

f.	Transactions available to employees generally;

g.
Any transaction involving purchases of grain and sales of distillers grains by the Company from or to a Related Party if such purchase or sale is at the posted price or the price generally offered by the Company to non-Related Party grain producers and cattle feeders.

7.
The Chairman of the Board has the authority to pre-approve or ratify (as applicable) any Related Party Transaction in which the aggregate amount involved is reasonably expected to be less than $50,000.

8.
In conjunction with implementing this Policy and Procedure, the Corporate Governance / Compensation Committee shall review any existing Related Party Transactions entered into during the last fiscal year and make a determination whether to ratify or rescind such transaction.

9.	Each Director shall annually execute an acknowledgment that the Director understands and agrees with the terms of this Related Party Policy and the Company’s Code of Ethics.

As adopted by the
Board of Directors of NEDAK Ethanol, LLC
on April 30, 2010